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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 8, 1995 (July 27, 1995)


                         Gundle/SLT Environmental, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              1-9307                                       22-2731074
     (Commission File Number)                  (IRS Employer Identification No.)

                     19103 Gundle Road, Houston, Texas 77073
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 443-8564


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 2.

         On July 27, 1995, Gundle Environmental Systems, Inc., a Delaware corporation ("Gundle") consummated a merger with SLT Environmental, Inc., a Delaware corporation ("SLT"), pursuant to which SLT was merged into Gundle with Gundle being the surviving corporation, pursuant to a Plan and Agreement of Merger dated March 28, 1995 between Gundle and SLT (the "Merger Agreement"). Pursuant to the Merger Agreement, all of the issued and outstanding common stock, par value $1.00 per share, of SLT was canceled and exchanged for 7,000,000 shares of the common stock, par value $.01 per share ("Common Stock") of Gundle. Upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, Gundle's name was changed to Gundle/SLT Environmental, Inc. (the "Company").

         The description herein of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 1.1.

         In connection with the Merger, (i) the certificate of incorporation of the Company was amended and restated to (a) increase the authorized number of shares of preferred stock from 1,000 shares, no par value, to 1,000,000 shares, par value $1.00 per share, undesignated as to series and (b) increase the authorized number of shares of the Company's Common Stock from 15,000,000 shares to 30,000,000 shares, (ii) the persons named in the Merger Agreement became the directors of the Company, and (iii) the Company's Bylaws were amended and restated to fix the number of directors of the Company at no less than five and no more than seven and to require the affirmative vote of 60% of the entire board of directors to expand or contract the board beyond the prescribed limits. The increase in the authorized shares of Common Stock was necessary for the Company to have a sufficient number of shares of Common Stock to issue pursuant to the Merger Agreement.

         The Company also entered into a registration rights agreement dated as of July 27, 1995, (the "Registration Rights Agreement") with Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey") and Wembley, Ltd., a British Virgin Islands corporation ("Wembley"). Odyssey was the Company's largest shareholder before the Merger and Wembley is the sole shareholder of SLT. In general, the Registration Right Agreement gives Odyssey one demand registration right with respect to all of its Common Stock exercisable at any time after the Effective Date of the Merger (the "Effective Date") through the seventh anniversary of the Effective Date and grants Wembley three demand registration rights exercisable at any time beginning one year after the Effective Date through the seventh anniversary of the Effective Date. Wembley's demand registration rights are limited to specified numbers of shares through the second anniversary of the Effective Date. The Registration Rights Agreement also allows Odyssey and Wembley the right to participate in registrations conducted by the Company or the other party under certain terms and conditions set forth in the Registration Rights Agreement.

         In connection with the Merger, the Company entered into an unsecured $35 million multi-currency, revolving credit facility with a commercial bank. The credit is for an initial term of two years but may be renewed from time to time with the lender's consent. In addition, the Company

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issued $25 million of unsecured 7.34% Senior Notes due 2005 to two institutional lenders, and the Company's existing agreements pursuant to which its 11.17% Senior Notes due 2000 were issued were amended to take into account changes related to the merger. A portion of the proceeds of the new credit facilities were used to repay existing debt of the Company. The remainder will be used to provide working capital and for other corporate purposes. The obligations under the new credit facilities will be guarantied by the Company's principal U.S. subsidiaries.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)     Financial Statements and Pro Forma Financial Statements.

                 (1) Financial Statements specified in Rule 3-05(b) of Regulation S-X for the business acquired are hereby incorporated by reference to the Definitive Proxy Materials on
                 Schedule 14A filed by the Company on June 26, 1995 (the "1995 Proxy Materials").

                 (2) Pro forma financial information required pursuant to
                 Article 11 of Regulation S-X is hereby incorporated by reference to the 1995 Proxy Materials.

(b)      Exhibits.

                 The following exhibits, from which schedules and attachments have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K:

                 1.1      -      Plan and Agreement of Merger dated March 28,
                                 1995, between Gundle and SLT (the "Merger
                                 Agreement"). The Merger Agreement is
                                 incorporated by reference to Exhibit A of the 1995 Proxy Materials.

                 1.2      -      Registration Rights Agreement dated July 27,
                                 1995, between the Company, Odyssey and Wembley.

                 1.3      -      Note Agreement dated as of  June 15, 1995,
                                 between Gundle and Principal Mutual Life
                                 Insurance Company.

                 1.4      -      Note Agreement dated as of  June 15, 1995,
                                 between Gundle and Jefferson-Pilot Life
                                 Insurance Company.

                 1.5      -      Amendment No. 4 to Note Agreement dated as of
                                 June 15, 1995, among Gundle, Principal Mutual
                                 Life Insurance Company and Jefferson-Pilot Life
                                 Insurance Company, amending the Note Agreements dated as of June 15, 1990.

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                 1.6     -       Credit Agreement dated July 27, 1995, among the
                                 Company, as Borrower, the financial
                                 institutions named therein, as Banks, and NationsBank of Texas, N.A., as Agent for the Banks.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GUNDLE/SLT ENVIRONMENTAL, INC.

                                         By:  \s\ Keith St. Clair
                                            --------------------------------
                                              Keith St. Clair
                                              Controller
                                              Assistant Secretary and
                                              Assistant Treasurer

August 8, 1995

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                                    EXHIBITS

                                                                                       Sequentially
Exhibit No.                                                                            Numbered Page
-----------                                                                            -------------
1.1               Plan and Agreement of Merger dated March 28, 1995,
                  between Gundle and SLT (the "Merger Agreement"). The Merger
                  Agreement is incorporated by reference to Exhibit A of the
                  1995 Proxy Materials.


1.2               Registration Rights Agreement dated July 27, 1995, between the
                  Company, Odyssey and Wembley.

1.3               Note Agreement dated as of  June 15, 1995, between Gundle and
                  Principal Mutual Life Insurance Company.

1.4               Note Agreement dated as of  June 15, 1995, between Gundle and
                  Jefferson-Pilot Life Insurance Company.

1.5 Amendment No. 4 to Note Agreement dated as of June 15, 1995, among Gundle, Principal Mutual Life Insurance Company and
                  Jefferson-Pilot Life Insurance Company, amending the Note
                  Agreements dated as of June 15, 1990.

1.6               Credit Agreement dated July 27, 1995, among the Company, as
                  Borrower, the financial institutions named therein, as Banks, and NationsBank of Texas, N.A., as Agent for the Banks.


The exhibits, as filed, omit certain exhibits and schedules. The Company will provide a copy of any omitted exhibit or schedule upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested schedule.

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